Delivering Value and Driving Growth through Technology Leadership

2016 Annual Meeting

May 26, 2016

mocon®

Forward Looking Statement

This presentation and remarks made today in response to questions asked or otherwise may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that can be identified by words such as “will,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” “planned”, or other similar expressions. All forward-looking statements speak only as of the date of this presentation. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, there are important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements made in this press release. These factors include, but are not limited to, the performance of Dansensor, worldwide economic conditions and fluctuations in foreign currency exchange rates, the terms of our credit agreement including financial covenants included therein, dependence on certain key industries, pricing and lack of availability of raw materials, crude oil pricing impact on oil exploration activities, and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and other documents MOCON files with or furnishes to the Securities and Exchange Commission. The Company is under no obligation to update any of the forward-looking statements discussed today.

Celebrating our First 50 Years in Business

(1966 – 2016)

Innovation and technology for industry


1966 – 2016
50


50 YEARS OF CONTINUOUS INNOVATION
measuring the Invisible
1963
Company founded by H.L. Demorest, a physicist working at General Mills, Inc. in Minneapolis. In 1964 the IRD-2C was introduced, the world's first instrument to dynamically measure water vapor permeation through coated papers.
1966
MoCoN
Company incorporated as Modern Controls, Inc., known almost immediately as MoCoN.
1971
Introduced the OX-TRAN® 100, the world's first dynamic oxygen permeation measuring instrument. First international sales, in 1972 to Japan and to Germany.
Still the major standard today for the measurement of WVTR (water vapor transmission rate) the PERMATRAN-W®, was introduced in 1974.
1976
Company reached $1M in sales in 1976 and introduced the VERICAP 1200, the world's first high speed pharmaceutical capsule weighing and sorting system in 1979.
1983
Introduced the world's first computerized oxygen permeation measuring instrument, the OX-TRAN® 1000.
W.N. Mayer named COB, CEO, President, upon the retirement of the founder, H.L. Demorest.
1991
Introduction of the Next Generation of permeation instrumentation, the OX-TRAN® 2/20 and PERMATRAN-W® 3/30 product lines.
1997
Development of the OX-TRAN® "L," the world's first high sensitivity instrument for ultra-high oxygen barrier measurements.
2000
R.L. Demorest named COB, CEO, President, upon the retirement of W.N. Mayer.
Acquired the gas detection manufacturing company Baseline Industries, located in Lyons, Colorado in 2001.
2004
Acquired MOCON's main European sales and service provider, the company Paul Lippke Handels, located in Neuwied, Germany.
Lippke
2010
Invested in new fluorescent optical gas sensing technologies by buying a stake in Luxcel Biosciences, Ltd., located in Cork, Ireland.
2012
Acquired the company Dansensor, the leading manufacturer of MAP (modified atmosphere packaging) gas measuring systems for the food industry, located in Ringsted, Denmark
PBI Dansensor
2014
Introduced the Next Generation of permeation measuring instruments, the OX-TRAN® 2/22 and the PERMATRAN-W® 3/34 to the industry.
2016
February, 2016 – 50th Anniversary of MOCON


1966-2016
50 YEARS
Save the Date
MOCON INC.
is proud to announce its
50 Year Anniversary
Please save the date to join us for
a special outdoor celebration including
food and live music.
Thursday July 21, 2016
3:30 – 6:00 PM
Formal invitation to follow
mocon

MOCON is...

A leading manufacturer of laboratory systems, process line automation, and field sensor and instruments for improving consumer product safety, ensuring the integrity of packaged goods, and providing quality assurance in R&D and manufacturing processes.

Three Business Segments:

- **Package Testing (43%)**
  The global leader in modified atmosphere packaging measurement instrumentation for food manufacturers
- **Permeation (41%)**
  The global leader in material permeation testing instrumentation for the industrial, food/beverage, medical device/health care/ pharma markets
- **Industrial Analyzers & Other (16%)**
  Strong player in multiple large industrial markets where gas analysis is important



2015 Revenue Mix
16%
43%
41%
Package Testing
Permeation
Industrial Analyzers & Other

- Operations in U.S., Europe & Asia
- 66% of sales outside North America
- 260 employees worldwide

Our Vision is:

"To increase the quality and safety of the environment and the products we consume"

Our Mission:

"We provide unparalleled solutions by developing state-of-the-art test and measurement instruments and services on which our customers can depend"

Investment Highlights

- **Award-winning technologies**
  - 113 patents in force with 81 more pending
  - Extremely accurate and robust analytical measurement systems
  - Priority on lengthening our lead with more R&D
  - Blue-chip customer base across multiple sectors

- **Focus on shareholder return**
  - Financial strength to invest in growth
  - Highly leverageable business model
  - Diverse customer base without concentration
  - Strong history of top-line expansion
  - 50 years in business
  - Historically high-margin product mix
  - Solid balance sheet
  - Dividend paying company

Investment Highlights

- Awards and Achievements
  - “Top 100” Ranking of Minnesota-based Public Companies
    - 2016 - #63
    - 2015 - #62
    - 2014 - #68
    - 2013 - #74
  - “Top 25” Fastest Growing Public Companies in Minnesota
    - 2014 - #13 21.0% annual growth over past three years
    - 2013 - #10 23.3% annual growth over past three years


BUSINESS JOURNAL
FASTEST GROWING PUBLIC COMPANIES
2013
mocon

Investment Highlights

mocon

- **Highly compelling, global catalysts driving growth**
  - Consumer safety & product quality regulatory requirements – for improved food/beverage & medical/pharma safety
  - Increasing factory automation and digital data collection of global process lines and factories
  - Growing environmental initiatives for cleaner water and air; "Green movement"

Excellent History of Growth and Profitability

Revenue



$70
$60
$50
$40
$30
$20
$10
$0
$ in Millions
$37.4
$49.9
$57.1
$64.5
$66.6 *
$61.2
5 YEAR CAGR = 16%
2011
2012
2013
2014
2015

* Constant Currency revenue reflects $5.4M impact of strong U.S. Dollar in 2015. Reported revenue = $61.2M. *(See Non-GAAP Disclosures slide)*

Net Income



$6
$5
$4
$3
$2
$1
$0
$ in Millions
$5.5
$2.0*
$3.5
$1.5**
$3.0***
2011
2012
2013
2014
2015

* 2012 Net Income reflects impact of one-time acquisition costs
** Includes $3.2M impairment charge
*** Includes $1.0M realignment charge

Solid History of Revenue & Market Cap Growth

mocon


Market Cap
$120
$100
$80
$60
$40
$20
$0
$ in Millions
$87
$79
$89
$103
$85
2011
2012
2013
2014
2015


Shares Outstanding
5.9
5.8
5.7
5.6
5.5
5.4
5.3
5.2
in Millions
5.4
5.5
5.6
5.7
5.8
2011
2012
2013
2014
2015

Multiple, Diversified Markets Served

Laboratory systems & services, process line automation, and field sensors and instruments

- Packaging of Perishable Foods & Beverages
- Pharma, Health Care & Medical Device Packaging
- Food & Beverage Safety
- Electronics, Solar Cells, Flat Panel Displays
- Process & Specialty Gases
- Indoor Air Quality
- Outdoor Air Quality
- Worker Safety
- Oil & Gas Exploration
- Rapid Microbial Detection



Breakdown of MOCON's Product Categories


PRODUCT CATEGORIES
Total Services (maintenance, testing, consulting, etc.), 19%
Laboratory instruments for QA/QC and R&D, 34%
Instruments in process lines and in the field, 47%


MOCON SALES BY REGION
Other, 0.3%
Asia, 22.3%
The Americas, 38.7%
Europe, 38.7%

66% of Revenue and 40% of Workforce Outside North America


mocon
Baseline
a mocon company
Dansensor
a mocon company
Manufacturing
Sales & Service
Laboratory
Headquarters
China Office

Our Three Business Segments

1.) Package Testing (43% of revenue)

- Measuring package performance, shelf life, package integrity, cost reduction, sustainability & product safety
- Global Market Leader in Modified Atmosphere Packaging (MAP) instrumentation – flushing packages with inert gas to extend shelf life without preservatives
- Established business with high single digit growth and large installed base
- Leak detection of sealed packages
- A few small competitors



Hand-held Headspace Analyzers



Leak Detectors



Bench Top Headspace Analyzers



Gas Mixers

Package Testing Products "On-Line" and "Near-Line"


QC OF GAS MIX
GAS MIXERS
MAP QUALITY CONTROL
AND QUALITY ASSURANCE
ON-LINE O_2 / CO_2 QUALITY ASSURANCE
O_2 / CO_2 HEADSPACE ANALYSERS
LEAK DETECTORS
ON-LINE LEAK DETECTORS

New High-Speed On-line Leak Detector for MAP Packages


NEW PRODUCT
NEW PRODUCT
NEW PRODUCT

- Our Package Testing segment announces the development of the new LeakProTego™ on-line leak detection system for food processors who utilize MAP (Modified Atmosphere Packaging) technologies to extend the shelf-life of perishable foods without the use of preservatives.
- LeakProTego is capable of detecting package leaks as small as 50 microns, or half the diameter of a human hair, at speeds approaching 100 packages per minute. This patent-pending technology looks for leaking CO2 that is already in the package through the MAP process.
- We estimate the Total Addressable Market (TAM) at $100M/yr., with over 10,000 MAP packing lines world-wide in operation.
- Prototypes have been built and tested in actual food plant operations. This picture is an artist's portrayal of the final design, which will be delivered in 2017 to fulfill orders that are expected in 2016.


Dansensor

Our Next Business Segment

2.) Permeation (41% of revenue)

- Measuring permeability of moisture, oxygen & other gases that compromise shelf life of foods, beverages, pharmaceuticals, other consumer products
- MOCON is the Global Market Leader, and the “gold standard”
- This is MOCON’s legacy business, with high single-digit annual growth rates, much of which is replacement in a large installed base
- Two small competitors




mocon
mocon

Our Next Business Segment

Permeation (cont.)

- Main market driver – approximately 10,000 new packaged consumer products launched worldwide each year, most subject to gas-permeation effects
- Excellent margins, requires ongoing R&D investment to maintain leadership
- New, next generation family of leading instruments rolling out now



PERMATRAN-W® Model 3/34 G, and OX-TRAN® Model 2/22 H were introduced in 2014



OX-TRAN® Model 2/22 L was introduced in 2015

Others are being added in 2016 and 2017 to ensure our leadership position

Our Third Business Segment

3.) Industrial Analyzers and Other (16% of revenue)



- Very large markets, with significant growth potential
  - Process gas analysis and monitoring
  - Toxic gas detection in outdoor environments
  - Hazardous gas detection for indoor air quality and worker safety
  - Oil and gas exploration at the well-head
  - Rapid microbial detection in food, pharma, and bio-processing
- MOCON has several “best in class” technologies in this space







Growth Examples

- OEM gas sensors
  - Our unique miniaturized photoionization (PID) sensors detect presence and quantity of volatile organic compounds, (VOC), usually highly toxic solvents
  - Our sales are $3-4M/yr. now, into a TAM of $2B/yr., according to purchased market reports
  - We have superior technology, and we are protected by patents and trade secrets
  - We are also funding an aggressive R&D program aimed at developing additional ground-breaking sensors which we can send down the same sales channels, and also design into new instruments


piD-TECH
plus
piD-TECH
plus
piD-TECH
plus
About the size of a thimble

Growth Examples

- Sterility validation through microbial detection technology
  - MOCON's rapid detection of the presence or absence of microbes has strong application potential in the pharmaceutical industry
  - Our GreenLight® system, when configured with a surface swabbing kit named SurCapt™, has been validated and rolled out world-wide to the ISO-5 clean room market, the highest level clean rooms
  - Our system is the fastest, easiest to use, and the most sensitive test method available on the market
  - We have partnered with a U.S. company, PMS of Boulder, CO., who has purchased demonstration units for a number of their global offices
  - We estimate the initial targeted TAM for this technology to be $45M/yr., with no competitor offering a comparable technology



Growth Examples

mocon

- Environmental Monitoring

  US EPA
  - Pushing for more stringent air quality monitoring at roadsides, refineries, wells, tank farms

  Asia-Pacific
  - China has budgeted $1.5B for VOC (volatile organic compound) monitoring and emission reduction
  - Taiwan market estimate is $10M over next 5 years for semiconductor plants to reduce emissions

  Our offerings are the newest, most sensitive units on the market, they are easy to use, and very competitively priced:

  - Model 9000 Total Hydrocarbon Analyzer
  - Model 9100 Process Gas Chromatograph


155.7



Several competitors are in the market with older technologies

Growth Examples

- BevAlert® Technology for carbonated beverages
  - On-line, food-grade carbon dioxide purity gas analyzer
  - Protects carbonated beverage manufacturers from recalls due to possible CO_2 contamination
  - Critical protection for beverage makers in emerging markets that lack high-quality CO_2 sources
  - Two competitors
  - Market estimate is one unit per 1,500 bottling plants worldwide, or $150M market potential


BevAlert
ANALYTICAL SYSTEM



You might ask “How’s oil & gas doing?”

It was less than 2% of our revenue last year



Target Business Model

mocon

	2015 Actual	Target
Gross Profit	54%	55% – 60%
S,G&A Expense	38%	<35%
R&D Expense	7%	7% – 8%
Operating Income	7%	15% - 20%
Net Income	5%	10% - 15%
Adjusted EBITDA	14%	> 20%

Room for improvement and increased shareholder value!

Annual Adjusted EBITDA Trend


Dansensor Acquisition
April 3, 2012
In millions
$12
$10
$8
$6
$4
$2
$0
$6.6
$9.2
$6.6
$7.7
$10.1
$8.5
2010
2011
2012
2013
2014
2015

* See Non-GAAP Disclosures slide

2015 vs. 2014

mocon

(In thousands, except per share data)

	Dec 31, 2015		% of Reported Revenue	Dec 31, 2014		% of Reported Revenue	Change
Constant Currency Revenue	$	66,566 *		$	64,475		3%
Reported Revenue	$	61,224		$	64,475		-5%
Gross Profit		33,224	54%		36,114	56%	-2 pp
SG&A		23,468	38%		24,988	39%	-1 pp
R&D		4,341	7%		4,191	7%	
Realignment expenses		1,049	2%		-		
Impairment in investment		-	0%		3,171	5%	
Operating Income		4,366	7%		3,764	6%	+1 pp
Tax & Other		1,394	2%		2,228	3%	
Net Income	$	2,972	5%	$	1,536	2%	+3 pp
Diluted EPS	$	0.51		$	0.27		+$0.24

* See Non-GAAP Disclosures slide

Continued Strength in Our Balance Sheet

As of March 31, 2016:

- Cash balance of $6.0 million
- $3.0 million in low cost debt
- Customer collections – DSO of 63 days in Q1 2016
- $15.8 million in working capital

Envisioning & Achieving Our Future

mocon

- Clear technology leader in our chosen segments
- Continuing to invest in R&D to extend leadership
- Growth potential driven by multiple, compelling catalysts
- Proven track record of profits & growth

Executive Management Team



Robert L. Demorest *Chairman of the Board, President and Chief Executive Officer of MOCON, Inc. | Director since 1995*

Robert L. Demorest has been our President, Chief Executive Officer and Chairman of the Board since April 2000. Prior to that, Mr. Demorest had been our President for more than five years. Mr. Demorest has over thirty years of experience in the manufacturing of specialized scientific instrumentation and test systems. He has been the Chairman of Mocon Inc, since April 2000. Mr. Demorest holds a BS degree in Electrical Engineering from the University of Minnesota.



Elissa Lindsoe *Chief Financial Officer of MOCON, Inc.*

Elissa Lindsoe, former CFO of Galil Medical Ltd., has been our vice president, treasurer and CFO since October 6, 2014. Lindsoe brings over 20 years of financial experience to MOCON. In her role as CFO of Galil Medical Ltd., (a private equity-owned medical device manufacturing firm), she oversaw all finance, accounting, human resources, IT, supply chain management, customer service, field service and manufacturing activities. Prior to her tenure at Galil, she served as CFO for two publicly traded companies: Urologix, Inc. and Identix Incorporated. Lindsoe holds a Bachelor of Accounting degree from the University of Minnesota-Duluth.



Donald N. DeMorett *Chief Operating Officer of MOCON, Inc. | Director since 2006*

Donald N. DeMorett has served as our Chief Operating Office since January 2013. Prior to that, he served as the President and Chief Executive Officer of GearGrid Corporation, a manufacturer of storage systems, for more than five years. He formerly serves as President of Robert Bosch Packaging Technology, Inc., a wholly-owned subsidiary of the Robert Bosch Corporation that specializes in packaging solutions for the pharmaceutical, food and confectionary industries. Mr. DeMorett has a Bachelor of Science degree from St. Cloud State University, an MBA from St. Thomas University, and graduated from the Minnesota Executive Program at the University of Minnesota's Carlson School of Business.

Non-GAAP Disclosures

mocon

MOCON, INC.
NON-GAAP RECONCILIATION
(In Thousands)

	Year Ended December 31, 2011	2012	2013	2014	2015
Net Income	$ 5,451	$ 2,002	$ 3,461	$ 1,536	$ 2,972
Interest expense (income), net	(118)	225	277	183	118
Income tax expense	2,753	1,378	963	1,922	1,487
Depreciation and amortization	616	1,950	2,433	2,555	2,460
EBITDA	8,702	5,555	7,134	6,196	7,037
Share-based compensation	389	465	512	591	642
Impairment of investment in affiliate	-	-	-	3,171	-
Acquisition costs	36	811	-	-	-
Realignment/Restrtructure Expense	-	-	-	-	1,049
Foreign currency transaction loss (gain)	37	(243)	83	136	(209)
Adjusted EBITDA	$ 9,164	$ 6,588	$ 7,729	$ 10,094	$ 8,519

Revenue by Segment for the Year Ended December 31,

	As Reported 2015	As Reported 2014	Year over Year Growth $	Year over Year Growth %	Currency impact on 2015 Growth $	2015 Revenue at Constant Currency	Year-over-Year Constant Currency Growth %
Package Testing	$ 26,583	$ 28,071	$(1,488)	-5%	$ (4,446)	$ 31,029	11%
Permeation	25,069	23,380	1,689	7%	(896)	25,965	11%
Industrial Analyzers and Other	9,572	13,024	(3,452)	-27%	-	9,572	-27%
Total Revenue	$ 61,224	$ 64,475	$(3,251)	-5%	$ (5,342)	$ 66,566	3%